EXHIBIT 24
POWER OF ATTORNEY
          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation’s Annual Report for the fiscal year ended June 30, 2011 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 8/9/11	/s/ William G. Bares

EXHIBIT 24
POWER OF ATTORNEY
          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation’s Annual Report for the fiscal year ended June 30, 2011 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 8/9/11	/s/ T. A. Commes

EXHIBIT 24
POWER OF ATTORNEY
          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation’s Annual Report for the fiscal year ended June 30, 2011 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 8/6/11	/s/ Peter A. Dorsman

EXHIBIT 24
POWER OF ATTORNEY
          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation’s Annual Report for the fiscal year ended June 30, 2011 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 8/9/11	/s/ L. Thomas Hiltz

EXHIBIT 24
POWER OF ATTORNEY
          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation’s Annual Report for the fiscal year ended June 30, 2011 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 8/9/2011	/s/ Edith Kelly-Green

EXHIBIT 24
POWER OF ATTORNEY
          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation’s Annual Report for the fiscal year ended June 30, 2011 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 8/9/2011	/s/ John F. Meier

EXHIBIT 24
POWER OF ATTORNEY
          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation’s Annual Report for the fiscal year ended June 30, 2011 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: August 9, 2011	/s/ J. M. Moore

EXHIBIT 24
POWER OF ATTORNEY
          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation’s Annual Report for the fiscal year ended June 30, 2011 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 8/8/11	/s/ Jerry Sue Thornton

EXHIBIT 24
POWER OF ATTORNEY
          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation’s Annual Report for the fiscal year ended June 30, 2011 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: August 9, 2011	/s/ Peter C. Wallace